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        MORGAN STANLEY VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 - DECEMBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
The Boeing Co.     07/23/09       --  $98.958      $750,000,000         20,000     0.00%  0.05% BofA Merrill Lynch, Banc of America
  4.875% due                                                                                       Deutsche Bank
   2/15/2020                                                                                    Securities, Morgan
                                                                                                 Stanley, Barclays
                                                                                                    Capital, BNP
                                                                                                PARIBAS, CALYON,
                                                                                                  Credit Suisse,
                                                                                                  Daiwa Securities
                                                                                                   America Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                 Securities, Mizuho
                                                                                                   Securities USA
                                                                                                  Inc., RBS, Wells
                                                                                                  Fargo Securities

 International     08/03/09       --  $99.920 $1,000,000,000.00         50,000     0.00%  0.13% Bofa Merrill Lynch, Banc of America
   Paper Co.                                                                                     BNP PARIBAS, BBVA
   7.500% due                                                                                   Securities, CALYON,
   8/15/2021                                                                                       Commerzbank
                                                                                                    Corporates &
                                                                                                   Markets, Daiwa
                                                                                                 Securities America
                                                                                                  Inc., Mitsubishi
                                                                                                 UFJ Securities USA
                                                                                                Inc., Morgan Keegan
                                                                                                  & Company, Inc.,
                                                                                                  Scotia Capital,
                                                                                                 SOCIETE GENERALE,
                                                                                                    Wells Fargo
                                                                                                  Securities, J.P.
                                                                                                    Morgan, UBS
                                                                                                  Investment Bank

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 First Energy      08/04/09       --  $99.998   $600,000,000.00         20,000     0.00%  0.05%   Morgan Stanley,   Barclays Capital
   Solutions                                                                                     Barclays Capital,
 Corp. 6.050%                                                                                   Credit Suisse, RBS,
 due 8/15/2021                                                                                    KeyBanc Capital
                                                                                                 Markets, SunTrust
                                                                                                 Robinson Humphrey,
                                                                                                    U.S. Bancorp
                                                                                                 Investments, Inc.,
                                                                                                    The Williams
                                                                                                Capital Group, L.P.

 The Royal Bank    08/18/09       --  $99.702 $2,000,000,000.00        100,000     0.00%  0.26%    RBS, Banc of        Greenwich
of Scotland PLC                                                                                  America Securities     Capital
   4.875% due                                                                                   LLC, Deutsche Bank
   8/25/2014                                                                                    Securities, Morgan
                                                                                                   Stanley, J.P.
                                                                                                    Morgan, Citi,
                                                                                                  Goldman, Sachs &
                                                                                                   Co., Wachovia
                                                                                                    Securities

     Watson        08/18/09       --  $99.796   $400,000,000.00         20,000     0.00%  0.05% BofA Merrill Lynch,  Banc of America
Pharmaceuticals                                                                                  Barclays Capital,
Inc. 6.125% due                                                                                     Wells Fargo
   8/15/2019                                                                                    Securities, CIBC,,,
                                                                                                 Fortis Securities
                                                                                                LLC, Mitsubishi UFJ
                                                                                                 Securities, Mizuho
                                                                                                Securities USA Inc.,

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  Viacom Inc.      08/19/09       --  $99.247   $250,000,000.00         15,000     0.00%  0.04% Citi, Deutsche Bank     Deutsche
   5.625% due                                                                                     Securities, RBS,     Securities
   9/15/2019                                                                                      Daiwa Securities
                                                                                                   America Inc.,
                                                                                                 Mizuho Securities
                                                                                                   USA Inc., BNP
                                                                                                PARIBAS, BNY Mellon
                                                                                                  Capital Markets,
                                                                                                LLC, Mitsubishi UFJ
                                                                                                Securities, Scotia
                                                                                                Capital, Lloyds TSB
                                                                                                 Corporate Markets

   American        08/20/09       --  $99.904 $1,500,000,000.00         45,000     0.00%  0.12%   Citigroup Global   Banc of America
Express Credit                                                                                      Markets, Inc.,
 Corp. 5.125%                                                                                      Credit Suisse
due 8/15/2014                                                                                     Securities (USA)
                                                                                                LLC, RBS Securities
                                                                                                 Inc., BNP Paribas
                                                                                                 Securities Corp.,
                                                                                                   Deutsche Bank
                                                                                                  Securities Inc.,
                                                                                                    J.P. Morgan
                                                                                                  Securities Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                  Securities (USA)
                                                                                                  Inc., CastleOak
                                                                                                  Securities L.P.,
                                                                                                  Utendahl Capital
                                                                                                 Partners, L.P., The
                                                                                                 Williams Capital
                                                                                                   Group, L.P.

Yum Brands Inc.    08/20/09       --  $99.849      $250,000,000         20,000     0.00%  0.05%   Goldman, Sachs &    Goldman Sachs
   5.300% due                                                                                   Co., Morgan Stanley,
   9/15/2019                                                                                     Citi, J.P. Morgan,
                                                                                                 HSBC, Wells Fargo
                                                                                                  Securities, Rabo
                                                                                                  Securities USA,
                                                                                                 Inc., RBS, Scotia
                                                                                                    Capital, The
                                                                                                  Williams Capital
                                                                                                    Group, L.P.

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   Avanlonbay      09/08/09       --  $99.896   $250,000,000.00         30,000     0.01%  0.08%     Wells Fargo         JP Morgan
Communities Inc.                                                                                  Securities, LLC,
   6.100% due                                                                                     Banc of America
    3/15/2020                                                                                     Securities LLC,
                                                                                                  Citigroup Global
                                                                                                 Markets Inc., J.P.
                                                                                                 Morgan Securities
                                                                                                Inc., Morgan Stanley
                                                                                                 & Co. Incorporated

   Prudential      09/10/09       -- $99.7676      $900,000,000         90,000     0.01%  0.23%   Banc of America   Barclays Capital
 Financial Inc.                                                                                   Securities LLC,
   4.750% due                                                                                     Barclays Capital
    9/17/2015                                                                                   Inc., Morgan Stanley
                                                                                                & Co. Incorporated,
                                                                                                    BNP Paribas
                                                                                                  Securities Corp.
                                                                                                  Daiwa Securities
                                                                                                 America Inc., HSBC
                                                                                                  Securities (USA)
                                                                                                Inc., RBS Securities
                                                                                                 Inc., Loop Capital
                                                                                                Markets LLC, Muriel
                                                                                                Siebert & Co., Inc.,
                                                                                                Samuel A. Ramirez &
                                                                                                 Company, Inc., The
                                                                                                  Williams Capital
                                                                                                    Group, L.P.

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 CenturyTel Inc.   09/14/09       --  $99.891      $250,000,000         15,000     0.00%  0.04% BofA Merrill Lynch,  Banc of America
   6.150% due                                                                                     Barclays Capital,
    9/15/2019                                                                                    J.P. Morgan, Wells
                                                                                                  Fargo Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                 Securities, Morgan
                                                                                                 Stanley, SunTrust,
                                                                                                 Robinson Humphrey,
                                                                                                    Deutsche Bank
                                                                                                 Securities, Morgan
                                                                                                  Keegan & Company,
                                                                                                 Inc., U.S. Bancorp
                                                                                                  Investments, Inc.

 Newmont Mining    09/15/09       --  $98.808    $1,100,000,000         85,000     0.00%  0.22%     Deutsche Bank     Deutsche Bank
Corp. 6.250% due                                                                                   Securities, UBS
   10/01/2039                                                                                     Investment Bank,
                                                                                                     Citi, Daiwa
                                                                                                 Securities America
                                                                                                  Inc., HSBC, J.P.
                                                                                                Morgan, RBS, Scotia
                                                                                                    Capital, ANZ
                                                                                                   Securities, BNP
                                                                                                   PARIBAS, Mizuho
                                                                                                Securities USA Inc.,
                                                                                                 BNY Mellon Capital
                                                                                                 Markets, LLC, BBVA
                                                                                                  Securities, CIBC,
                                                                                                  SOCIETE GENERALE,
                                                                                                BMO Capital Markets,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities, RBC
                                                                                                  Capital Markets,
                                                                                                    U.S. Bancorp
                                                                                                 Investments, Inc.

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     Exelon        09/16/09       --  $98.863      $900,000,000         50,000     0.00%  0.13%  Barclays Capital,  Barclays Capital
Gerneration Co.                                                                                 Credit Suisse, J.P.
   6.250% due                                                                                     Morgan, Goldman,
   10/01/2039                                                                                     Sachs & Co., Loop
                                                                                                  Capital Markets,
                                                                                                LLC, Morgan Stanley,
                                                                                                UBS Investment Bank,
                                                                                                The Williams Capital
                                                                                                     Group, L.P.

 Ohio Power Co.    09/21/09       --  $99.587      $500,000,000         75,000     0.01%  0.20%   KeyBanc Capital    UBS Securities
   5.375% due                                                                                       Markets, RBS
   10/01/2021                                                                                     Securities Inc.,
                                                                                                  CALYON Securities
                                                                                                   (USA) Inc., UBS
                                                                                                  Investment Bank,
                                                                                                   Mitsubishi UFJ
                                                                                                  Securities (USA),
                                                                                                        Inc.

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   Enterprise      09/24/09       --  $99.355      $500,000,000         35,000     0.00%  0.09%  J.P. Morgan, BofA,     JP Morgan
    Products                                                                                     Merrill Lynch, BNP
Operating 5.250%                                                                                   PARIBAS, Morgan
  due 1/31/2020                                                                                    Stanley, Mizuho
                                                                                                Securities USA Inc.,
                                                                                                     Wells Fargo
                                                                                                Securities, DnB NOR
                                                                                                    Markets, UBS
                                                                                                  Investment Bank,
                                                                                                 SunTrust, Robinson
                                                                                                 Humphrey, Deutsche
                                                                                                  Bank Securities,
                                                                                                  Scotia Capital,
                                                                                                  Daiwa Securities
                                                                                                  America Inc., ING
                                                                                                   Wholesale, RBS

 The Kroger Note   09/24/09       --  $99.889      $500,000,000         20,000     0.00%  0.05% BofA Merrill Lynch,  Banc of America
   3.900% due                                                                                    J.P. Morgan, Citi,
    10/1/2015                                                                                      Mitsubishi UFJ
                                                                                                  Securities, U.S.
                                                                                                Bancorp Investments,
                                                                                                 Inc., Wells Fargo
                                                                                                 Securities, Fortis
                                                                                                Securities LLC, The
                                                                                                  Williams Capital
                                                                                                     Group, L.P.

      L-3          09/29/09       --  $99.642    $1,000,000,000         30,000     0.00%  0.07% BofA Merrill Lynch,  Banc of America
 Communications                                                                                    Deutsche Bank
  Corp. 5.200%                                                                                      Securities,
due 10/15/2019                                                                                   SunTrust, Robinson
                                                                                                   Humphrey, Wells
                                                                                                  Fargo Securities,
                                                                                                  Barclays Capital,
                                                                                                   CALYON, Scotia
                                                                                                    Capital, ANZ
                                                                                                     Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                  Securities, RBS,
                                                                                                  SOCIETE GENERALE,
                                                                                                 BNY Mellon Capital
                                                                                                    Markets, LLC

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  Enel Finance     09/30/09       --  $99.560    $1,750,000,000        125,000     0.00%  0.30%  Citi, BofA Merrill     JP Morgan
 International                                                                                    Lynch, Barclays
 SA 5.125% due                                                                                      Capital, J.P.
   10/07/2019                                                                                      Morgan, Credit
                                                                                                   Suisse, Morgan
                                                                                                  Stanley, Deutsche
                                                                                                   Bank Securities

     Boston        10/06/09       --  $99.931      $700,000,000         75,000     0.01%  0.18% BofA, Merrill Lynch, Banc of America
 Properties LP                                                                                   BNY Mellon Capital
   5.875% due                                                                                   Markets, LLC, Citi,
   10/15/2019                                                                                       Deutsche Bank
                                                                                                  Securities, Wells
                                                                                                  Fargo Securities,
                                                                                                     Capital One
                                                                                                     Southcoast,
                                                                                                     Commerzbank
                                                                                                    Corporates &
                                                                                                Markets, Mitsubishi
                                                                                                UFJ Securities, PNC
                                                                                                Capital Markets LLC,
                                                                                                RBS, Scotia Capital,
                                                                                                  SunTrust Robinson
                                                                                                    Humphrey, TD
                                                                                                  Securities, U.S.
                                                                                                Bancorp Investments,
                                                                                                        Inc.

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 Commonwealth      10/08/09       --  $99.448    $1,500,000,000         55,000     0.00%  0.13%   Goldman, Sachs &    Goldman Sachs
    Bank of                                                                                       Co., J.P. Morgan
   Australia                                                                                      Securities Inc.,
  5.000% due                                                                                    Morgan Stanley & Co.
  10/15/2019                                                                                        Incorporated,
                                                                                                Commonwealth Bank of
                                                                                                      Australia

 Amphenol Corp.    10/29/09       --  $99.813      $600,000,000         25,000     0.00%  0.06% BofA Merrill Lynch,  Banc of America
   4.750% due                                                                                       Deutsche Bank
   11/15/2014                                                                                     Securities, J.P.
                                                                                                Morgan, Wells Fargo
                                                                                                     Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                 Securities, Mizuho
                                                                                                Securities USA Inc.,
                                                                                                    TD Securities

 CA Inc. 5.375%     11/9/09       --  $99.162      $750,000,000         80,000     0.01%  0.19% BofA Merrill Lynch,     JP Morgan
 due 12/1/2019                                                                                   Citi, J.P. Morgan,
                                                                                                    Deutsche Bank
                                                                                                Securities, Barclays
                                                                                                     Capital BNP
                                                                                                  PARIBAS,Goldman,
                                                                                                Sachs & Co., KeyBanc
                                                                                                  Capital Markets,
                                                                                                  Mizuho Securities
                                                                                                  USA Inc., Scotia
                                                                                                    Capital, U.S.
                                                                                                Bancorp Investments,
                                                                                                  Inc., Wells Fargo
                                                                                                  Securities, HSBC,
                                                                                                        RBS

      Quest        11/12/09       --  $98.491      $500,000,000         25,000     0.00%  0.06% BofA Merrill Lynch,  Banc of America
Diagnostics Inc.                                                                                Morgan Stanley, RBS,
   4.750% due                                                                                        Wells Fargo
    1/30/2020                                                                                     Securities, J.P.
                                                                                                Morgan, U.S. Bancorp
                                                                                                 Investments, Inc.,
                                                                                                  CALYON, Barclays
                                                                                                 Capital Mitsubishi
                                                                                                   UFJ Securities

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Waste Management   11/12/09       --  $98.466      $600,000,000         30,000     0.00%  0.07%   BNP PARIBAS, J.P.     JP Morgan
 Inc. 6.125% due                                                                                   Morgan, Scotia
   11/30/2039                                                                                   Capital, Wells Fargo
                                                                                                Securities, CALYON,
                                                                                                   Citi, Comerica
                                                                                                  Securities, Daiwa
                                                                                                 Securities America
                                                                                                Inc., Goldman, Sachs
                                                                                                  & Co., Mitsubishi
                                                                                                   UFJ Securities,
                                                                                                  Mizuho Securities
                                                                                                  USA Inc., Morgan
                                                                                                  Keegan & Company,
                                                                                                   Inc., SunTrust
                                                                                                 Robinson Humphrey,
                                                                                                    U.S. Bancorp
                                                                                                  Investments, Inc.

Waste Management   11/12/09       --  $98.466      $600,000,000        130,000     0.02%  0.06%   BNP PARIBAS, J.P.     JP Morgan
 Inc. 6.125% due                                                                                   Morgan, Scotia
   11/30/2039                                                                                   Capital, Wells Fargo
                                                                                                Securities, CALYON,
                                                                                                   Citi, Comerica
                                                                                                  Securities, Daiwa
                                                                                                 Securities America
                                                                                                Inc., Goldman, Sachs
                                                                                                  & Co., Mitsubishi
                                                                                                   UFJ Securities,
                                                                                                  Mizuho Securities
                                                                                                  USA Inc., Morgan
                                                                                                  Keegan & Company,
                                                                                                   Inc., SunTrust
                                                                                                 Robinson Humphrey,
                                                                                                    U.S. Bancorp
                                                                                                  Investments, Inc.

Amerisourcebergenn 11/16/09       --  $99.174      $400,000,000         15,000     0.00%  0.04%   BNP PARIBAS, J.P.  Bank of America
Corp. 4.875% due                                                                                   Morgan, Scotia
   11/15/2019                                                                                   Capital, Wells Fargo
                                                                                                Securities, CALYON,
                                                                                                   Citi, Comerica
                                                                                                  Securities, Daiwa
                                                                                                 Securities America
                                                                                                Inc., Goldman, Sachs
                                                                                                 & Co., Mitsubishi
                                                                                                   UFJ Securities,
                                                                                                  Mizuho Securities
                                                                                                  USA Inc., Morgan
                                                                                                  Keegan & Company,
                                                                                                   Inc., SunTrust
                                                                                                 Robinson Humphrey,
                                                                                                    U.S. Bancorp
                                                                                                  Investments, Inc.

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  International    11/30/09       --  $99.741      $750,000,000         10,000     0.00%  0.02% BofA Merrill Lynch,  Banc of America
Paper Co. 7.300%                                                                                  BNP PARIBAS, J.P.
 due 11/15/2039                                                                                      Morgan, UBS
                                                                                                  Investment Bank,
                                                                                                  BBVA Securities,
                                                                                                  CALYON, Deutsche
                                                                                                  Bank Securities,
                                                                                                  Citi, RBS, Wells
                                                                                                  Fargo Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                Securities USA Inc.,
                                                                                                   Morgan Keegan &
                                                                                                   Company, Inc.,
                                                                                                  SOCIETE GENERALE,
                                                                                                  Daiwa Securities
                                                                                                    America Inc.

   Hess Corp.      12/09/09       --  $99.234      $250,000,000         75,000     0.01%  0.18%   Goldman, Sachs &      JP Morgan
   6.000% due                                                                                     Co., J.P. Morgan,
    1/15/2040                                                                                      Morgan Stanley

     Boston        12/10/09       --  $99.031      $850,000,000         45,000     0.00%  0.11%     Deutsche Bank       JP Morgan
 Scientific Corp                                                                                  Securities, BofA
 Note 6.00% due                                                                                    Merrill Lynch,
    1/15/2020                                                                                     Barclays Capital,
                                                                                                  BNP PARIBAS, RBS
                                                                                                 J.P. Morgan, Daiwa
                                                                                                 Securities America
                                                                                                Inc., Mitsubishi UFJ
                                                                                                 Securities, Mizuho
                                                                                                Securities USA Inc.,
                                                                                                    Wells Fargo
                                                                                                  Securities, BBVA
                                                                                                   Securities, BNY
                                                                                                   Mellon Capital
                                                                                                  Markets, LLC, RBC
                                                                                                  Capital Markets,
                                                                                                Scotia Capital, ING
                                                                                                  Wholesale, Allied
                                                                                                    Irish Banks,
                                                                                                 Corporate Banking,
                                                                                                 Standard Chartered
                                                                                                        Bank

    Teacher's      12/11/09       --  $99.873   $25,000,000,000         50,000     0.00%  0.12%     Deutsche Bank     Goldman Sachs
  Insurance and                                                                                 Securities, Goldman,
     Annuity                                                                                      Sachs & Co., J.P.
 Association of                                                                                    Morgan, Morgan
 America 6.850%                                                                                    Stanley, Citi,
 due 12/16/2039                                                                                 Credit Suisse, RBS,
                                                                                                     Wells Fargo
                                                                                                   Securities, The
                                                                                                  Williams Capital
                                                                                                     Group, L.P.
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